                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 15, 2005


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)


       Nebraska                      000-50139                     Not applicable
------------------------      ------------------------     ----------------------------
(State of Incorporation)      (Commission File Number)     (IRS Employer Identification
                                                                      Number)


           1620 Dodge Street
            Stop Code 3198
            Omaha, Nebraska                                         68197-3198
----------------------------------------                           ------------
(Address of principal executive offices)                            (Zip Code)


                                 (402) 341-0500
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

         The registrant hereby files the Monthly Report to Noteholders for the monthly period ending May 31, 2005 as Exhibit 20 to Item 9.01(c) hereto.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         None.

(b)      Pro forma financial information.

         None.

(c)      Exhibits.

         EXHIBIT NO.                DOCUMENT DESCRIPTION

         Exhibit 20 Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes Monthly Servicing Report for the monthly period ending May 31, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 23, 2005            FIRST NATIONAL FUNDING LLC

                                 By:    First National Funding Corporation,
                                        Managing Member


                                 By:    /s/ Matthew W. Lawver
                                        ----------------------------------------
                                        Matthew W. Lawver, President


Dated:  June 23, 2005            FIRST NATIONAL MASTER NOTE TRUST

                                 By:    First National Bank of Omaha,
                                        As Servicer of First National Master
                                        Note Trust

                                 By:    /s/ Matthew W. Lawver
                                        ----------------------------------------
                                        Matthew W. Lawver, Senior Vice President

                                  EXHIBIT INDEX


     EXHIBIT NO.             DESCRIPTION

         20                  Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes
                             Monthly Servicing Report for the monthly period ending May 31, 2005